Exhibit (a)(2)


                              LETTER OF TRANSMITTAL
                                       TO
                TENDER SHARES OF 8 1/2% PREFERRED STOCK, SERIES A
                                       OF
                         CONSUMERS FINANCIAL CORPORATION

                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 19, 2002

================================================================================
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN DAYLIGHT
         TIME, ON FRIDAY, AUGUST 16, 2002, UNLESS THE OFFER IS EXTENDED.
================================================================================

     StockTrans, Inc. is serving as the depositary for the Offer.

                                DELIVERY INSTRUCTIONS

                              BY FACSIMILE TRANSMISSION
       BY MAIL:           (FOR ELIGIBLE INSTITUTIONS ONLY):  BY HAND/OVERNIGHT DELIVERY
    StockTrans, Inc.               (610) 649-7302               StockTrans, Inc.
44 West Lancaster Avenue         Confirm by Telephone:       44 West Lancaster Avenue
  Ardmore, PA  19003               (610) 649-7300               Ardmore, PA  19003

     DELIVERY  OF  THIS  LETTER  OF  TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO STOCKTRANS, INC. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

================================================================================
                         DESCRIPTION OF SHARES TENDERED
================================================================================

 NAME(S) AND ADDRESS(ES) OF                   SHARE CERTIFICATE(S)
   REGISTERED HOLDER(S)                      AND SHARE(S) TENDERED
(Please fill in, if blank)  (Please attach additional signed list, if necessary)

                                                 Total number of
                                                      Shares        Number of
                         Share Certificate        Represented by      Shares
                             Number(s)                Share        Tendered(1)
                                                  Certificate(s)
                         ------------------------------------------------------


                                                                   ------------
                         Total Shares Tendered
                                                                   ============

(1) If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

                                   PLEASE NOTE

                       SIGNATURES MUST BE PROVIDED BELOW.

                          PLEASE READ THE INSTRUCTIONS
                    FOR THIS LETTER OF TRANSMITTAL CAREFULLY.



     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Shares (as defined below) are to be forwarded herewith. Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to StockTrans, Inc. prior to the Expiration Date (as defined in the Offer to Purchase) and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in the section of the Offer to Purchase entitled "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares." See Instruction 2.


     [_] Check here if any of the Share Certificates that you own and wish to tender have been lost, destroyed or stolen. (See instruction 9.)


     [_] Check here if Shares are being tendered pursuant to a notice of guaranteed delivery previously sent to StockTrans, Inc. and complete the following:

          Name(s) of Registered Holder(s): . . . . . . . . . . . . . . . . . . .

          Window Ticket Number:. . . . . . . . . . . . . . . . . . . . . . . . .

          Date of Execution of Notice of Guaranteed Delivery:. . . . . . . . . .

          Name of Institution which Guaranteed Delivery: . . . . . . . . . . . .

LADIES  AND  GENTLEMEN:

     The undersigned hereby tenders to Consumers Financial Corporation, a Pennsylvania corporation (the "Company"), the above-described shares of 8 1/2% Preferred Stock, Series A of the Company (all such shares of preferred stock are collectively referred to herein as the "Shares") pursuant to the Company's offer to purchase said Shares, at $4.40 per Share, net to the seller in cash, plus accrued dividends on such Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 19, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed with respect to such Shares on or after July 19, 2002 (collectively, "Distributions") and irrevocably appoints the Company as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     All questions as to the number of Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by the Company not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's legal counsel, be unlawful. The Company also reserves the absolute right to waive any condition of the Offer or any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

     Unless  otherwise  indicated  herein  in  the box entitled "Special Payment
Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not purchased or not tendered (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

              ----------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the check for the purchase price of Shares and/or Share Certificates evidencing Shares not tendered or not accepted for purchase are to be issued in the name of someone other than the names(s) of the registered holder(s) appearing above under "Description of Shares Tendered."

Issue  [ ]  Check
       [ ]  Share Certificate(s) to:

Name: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                 (PLEASE PRINT)

Address:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                           (ZIP CODE OR POSTAL CODE)


.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                        (See Substitute Form W-9 Below)


               ----------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares and/or Share Certificates evidencing Shares not tendered or not accepted for purchase are to be mailed to someone other than to the undersigned or the undersigned at an address other than that appearing above under "Description of Shares Tendered."


Mail   [ ]  Check
       [ ]  Share Certificate(s) to:

Name: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                 (PLEASE PRINT)

Address:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                           (ZIP CODE OR POSTAL CODE)


.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                        (See Substitute Form W-9 Below)



                              IMPORTANT SIGN HERE

          (ALSO COMPLETE SUBSTITUTE FORM W-9 OR W-8. SEE INSTRUCTION 9)

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                          (SIGNATURE(S) OF HOLDER(S))


Dated:. . . . . , 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

     Name(s):  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                 (PLEASE PRINT)

     Capacity (full title):  . . . . . . . . . . . . . . . . . . . . . . .

     Address:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                               (INCLUDE ZIP CODE)

     Area Code and Telephone Number: . . . . . . . . . . . . . . . . . . .

     Tax Identification or
     Social Security No. if U.S. resident: . . . . . . . . . . . . . . . .
                                               (SEE SUBSTITUTE FORM W-9
                                                    ON REVERSE SIDE)

                            GUARANTEE OF SIGNATURE(S)
                    (If Required -- See Instructions 1 and 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW


Name of Firm: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Authorized Signature: . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Name: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Address:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Area Code and Telephone Number: . . . . . . . . . . . . . . . . . . . . . . . .

Dated:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an"'Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" appearing elsewhere herein or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. Share Certificates evidencing all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by StockTrans, Inc. ("StockTrans") at the address set forth on the cover page hereof prior to the Expiration Date (as defined under "The Tender Offer--Terms of the Offer; Expiration Date" in the Offer to Purchase). If Share Certificates are forwarded to StockTrans in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to StockTrans prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure described under "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by StockTrans prior to the Expiration Date; and (iii) the Share
Certificates evidencing all physically delivered Shares in proper form for transfer, together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by StockTrans within three business days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by StockTrans. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3.     Inadequate  Space.     If  the  space  provided  herein  under
"Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Company herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Company herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the above box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Company will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. IF ANY OF THE SHARES TENDERED HEREBY ARE REGISTERED IN THE NAMES OF DIFFERENT HOLDERS, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS OF SUCH SHARES.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not purchased or not tendered are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be Medallion guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be Medallion guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not purchased or not tendered are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered herewith is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the cover page hereof, the appropriate boxes in the

"Special Payment Instructions" and/or "Special Delivery Instructions" sections of this Letter of Transmittal must be completed.

     8. Questions and Requests for Assistance or Additional Copies. Questions regarding the background or reasons for the Offer or other substantive questions about the Offer should be directed to the Company as follows: by mail
- 1513 Cedar Cliff Drive, Camp Hill, Pennsylvania 17011; by telephone - (717) 730-6306; or by facsimile - (717) 761-9473. Other questions and requests for assistance may be directed to StockTrans at the address or telephone number set forth on the cover page of this Letter of Transmittal. Additional copies of the Offer to Purchase and the Notice of Guaranteed Delivery may be obtained from StockTrans or from brokers, dealers, commercial banks or trust companies.

     9. Lost, Destroyed or Stolen Certificates. If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify StockTrans at the address or telephone number set forth on the cover page of this Letter of Transmittal. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

     10. Substitute Form W-9. Each tendering stockholder is required to provide StockTrans with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 30% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. IF "APPLIED FOR" IS WRITTEN IN PART I AND STOCKTRANS IS NOT PROVIDED WITH A TIN WITHIN 60 DAYS, STOCKTRANS WILL WITHHOLD 30% ON ALL PAYMENTS OF THE PURCHASE PRICE TO SUCH STOCKHOLDER UNTIL A TIN IS PROVIDED.

================================================================================

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY STOCKTRANS PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE "THE TENDER OFFER--TERMS OF THE OFFER; EXPIRATION DATE" OF THE OFFER TO PURCHASE) IN ORDER FOR YOU TO TENDER YOUR SHARES IN ACCORDANCE WITH THIS OFFER.

================================================================================

                            IMPORTANT TAX INFORMATION

     Under federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required to provide StockTrans, as the Company's information agent for the Offer, with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If StockTrans is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at the fourth lowest rate of tax applicable to individuals (currently 30%) (the "Withholding Rate"). In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from StockTrans. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Company is required to withhold a portion of any payments made to the stockholder at the Withholding Rate. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify StockTrans of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  STOCKTRANS

     The stockholder is required to give StockTrans the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and StockTrans is not provided with a TIN at the time of payment for the Shares, the Company will withhold from all payments made to such stockholder at the Withholding Rate, but such withholdings will be refunded if the tendering stockholder provides a TIN to the Company within 60 days.

==========================================================================================

   SUBSTITUTE FORM W-9       PART I - - Please provide     PART III -- Social Security
                             your TIN in the box at right  Number  OR  Employer
DEPARTMENT OF THE TREASURY   and certify by signing and    Identification Number:
 INTERNAL REVENUE SERVICE    dating below.
   PAYER'S REQUEST FOR                                      . . . . . . . . . . . . . . .
          TAXPAYER                                         (If awaiting TIN write 'Applied
IDENTIFICATION NUMBER (TIN)                                              For')
     AND CERTIFICATION

                              ------------------------------------------------------------
                              PART II -- For Payees exempt from backup
                              withholding, see the enclosed Guidelines for
                              Certification of Taxpayer Identification Number on
                              Substitute Form W-9 and complete as instructed
                              therein.

CERTIFICATION  --  Under  penalties  of  perjury,  I  certify  that:

(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

     Signature . . . . . . . .                   Date . . . . . . . .


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, AT THE WITHHOLDING RATE, FROM ANY PAYMENT MADE TO YOU WITH RESPECT TO CONSUMERS FINANCIAL CORPORATION 8 1/2% PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

================================================================================

               CERTIFICATE OF TAXPAYER AWAITING ISSUANCE OF A TIN

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN by the time of payment, all reportable payments made to me thereafter will be subject to a backup withholding tax.

     Signature . . . . . . . .                   Date . . . . . . . .

                                    IMPORTANT

     This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees, Share Certificates and all other required documents), or a properly completed and duly executed Notice of Guaranteed Delivery must be received by StockTrans prior to the Expiration Date (as defined in "The Tender Offer--Terms of the Offer; Expiration Date" of the Offer to Purchase).

     Manually signed facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to StockTrans at the address set forth below.

     Questions or requests for assistance may be directed to StockTrans at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from StockTrans. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.



                                STOCKTRANS, INC.
                            44 WEST LANCASTER AVENUE
                          ARDMORE, PENNSYLVANIA  19003

                                 (610) 649-7300